MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
17a-7  (PORTFOLIO TRADES WITH  AFFILIATES)
FOR THE PERIOD  MAY 1, 2000 TO JUNE 30, 2000


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TRANSACTION				SHARES	LOCAL		US $	SELLER
DATE	 SECURITY			 /PAR	PRICE  CURRENCY	VALUE		BUYER

ASIAN EQUITY PORTFOLIO
06/07/00 BEC World PLC			200 	230.00	TH	1,180 	MSDWIF Asian Equity Portfolio
										MSDW SICAV Emerging Mkts Equity Fd
06/07/00 Advanced Info Service		600 	420.00	TH	7,539
	Van Kampen Asian Growth Fund
										MSDWIF Asian Equity Portfolio
06/29/00 Hong Kong Land HOldINgs	1,000 	1.6100 	US	1,610
 	MSDWIF Asian Equity Portfolio
										Leopard Account

ASIAN REAL ESTATE PORTFOLIO
05/11/00 Mitsui Fundosan Company Ltd.	1,000 	1,100.0 JN	10,162
	MSDW SICAV Asian Real Estate Fund
										MSDWIF Asian Real Estate Port

EUROPEAN EQUITY PORTFOLIO
06/29/00 Philips Electronics		600 	49.0800 EU	28,008
 	MSDWIF European Equity Portfolio
										Kreissparkasse Hildesheim - Euro

INTERNATIONAL MAGNUM PORTFOLIO
05/05/00 AMP Ltd.			950 	15.3000 AU	8,628 	Pacific Mutual Magnum Fund
										MSDWIF International Magnum Port
05/05/00 AMP Ltd.			100 	15.3000 AU	908 	Mannheim Trust
										MSDWIF International Magnum Port
05/05/00 AMP Ltd.			200 	15.3000 AU	1,816 	Ronald Family Trust A
										MSDWIF International Magnum Port
05/05/00 Brambles Industries Ltd.	200 	49.7850 AU	5,910
	New England Zenith Fund Int'l Magnum
										MSDWIF International Magnum Port
05/05/00 Telstra Corp.Ltd.		1,150 	6.9500 	AU	4,744 	Pacific Mutual Magnum Fund
										MSDWIF International Magnum Port
05/05/00 Fosters Brewing Corp.		2,200 	4.3800 	AU	5,720
 	MSDWIF International Magnum Portfolio
										Van Kampen Int'l Magnum Fund
05/05/00 News Corp. Ltd.		8,400 	21.2000 AU	105,708 Pacific Mutual Magnum Fund
										MSDWIF International Magnum Port
05/08/00 City Developments		3,000 	7.5000 	SD	13,059
 	MSDWIF International Magnum Portfolio
										Van Kampen Int'l Magnum Fund
05/08/00 Sembawang Marine & Logistics	1,000 	11.0000 SD	6,385
 	MSDWIF International Magnum Portfolio
										Van Kampen International Magnum Fund
05/08/00 Singapore Press Holdings Ltd.	1,000 	30.7000 SD	17,819
	Van Kampen International Magnum Fund
										MSDWIF International Magnum Port
05/08/00 Untited Overseas Bank		2,000 	11.7000 SD	13,582
	Pacific Mutual Magnum Fund
										MSDWIF International Magnum Port

INTERNATIONAL SMALL CAP PORTFOLIO
06/14/00 Europeene D'Extincteur		9,312 	29.4900 EU	263,393
 MSDWIF International Small Cap Portfolio
										Coutts
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AU - Australia
EU - European Union
JN - Japanese Yen
SD - Singapore Dollar
TH - Thailand Baht
UK -British Pound
US - US Dollar

* All Transactions were completed in accordance with Rule 17a-7 and Board-approved Rule 17a-7 procedures.